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                                  EXHIBIT 23.2

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 22, 1999, with respect to the financial statements of Opis Corporation included in the Registration Statement (Form S-1) and in the related Prospectus of SalesLogix Corporation for the registration of shares of its common stock.

                                          /s/ ERNST & YOUNG LLP

Phoenix, Arizona

April 16, 1999